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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   March 29, 1999
                                                --------------------------------

                           Saratoga Resources, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                            0-11498
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
of incorporation)                 File Number)               Identification No.)


301 Congress Avenue, Suite 1550, Austin, Texas                    78701
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   (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code    512-478-5717
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           (former name or former address, if changed since report.)

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ITEM 7. FINANCIAL STATMENTS AND EXHIBITS.

    Exhibit 16 - Letter re change of certifying accountants


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 6, 1999                   SARATOGA RESOURCES, INC.


                                       By: /s/ Thomas F. Cooke
                                           ____________________________________
                                           Thomas F. Cooke,
                                           Chief Executive Officer